UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported):  June 20, 2012

Echo Therapeutics, Inc.
(Exact name of Company as specified in its charter)

Delaware	000-23017	41-1649949
(State or other jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

8Penn Center 1628 JFK Blvd., Suite 300 Philadelphia, PA		19103
(Address of principal executive offices)		(Zip Code)

Company’s telephone number, including area code: (215) 717-4100

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Company under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07.                       Submission of Matters to a Vote of Security Holders.

At the Company’s 2012 Annual Meeting of Stockholders (the “Annual Meeting”) held on June 20, 2012, the following matters were acted upon by the Company’s stockholders:

1.	The election of two Class I directors to the Company’s Board of Directors for a term of three years;

2.	The approval of an amendment to the Company's Certificate of Incorporation to increase the number of authorized shares of Common Stock from 100,000,000 to 150,000,000;

3.
The approval of an amendment to the Company’s 2008 Equity Incentive Plan (the “2008 Plan”) to increase the maximum number of shares of Common Stock available under the 2008 Plan from 4,700,000 to 10,000,000;

4.	The approval, on an advisory basis, of the Company’s named executive officer compensation as disclosed in the Company’s proxy statement for the Annual Meeting;

5.	The approval, on an advisory basis, of the frequency of future advisory executive compensation votes;

6.	The ratification of the appointment of Wolf & Company, P.C. as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2012.

As of April 23, 2012, there were 38,836,022 shares of common stock issued and outstanding.  31,475,282 votes (81.05% of the outstanding shares) were cast.  The results of voting on each of the matters presented to stockholders at the Annual Meeting are set forth below:

1.	Election of two Class I directors to the Company’s Board of Directors for a term of three years:

	FOR	AGAINST / WITHHELD	ABSTENTIONS	BROKER NON-VOTES
William F. Grieco	15,682,545	744,783	—	15,047,954
James F. Smith	15,676,585	750,743	—	15,047,954

2.	Approval of an amendment to the Company's Certificate of Incorporation to increase the number of authorized shares of Common Stock from 100,000,000 to 150,000,000:

FOR	AGAINST / WITHHELD	ABSTENTIONS	BROKER NON-VOTES
26,562,966	3,884,004	775,469	252,843

3.	Approval of an amendment to the 2008 Plan to increase the maximum number of shares of Common Stock available under the 2008 Plan from 4,700,000 to 10,000,000:

FOR	AGAINST / WITHHELD	ABSTENTIONS	BROKER NON-VOTES
15,322,603	786,919	317,806	15,047,954

4.	Approval, on an advisory basis, of the Company’s named executive officer compensation as disclosed in the Company’s proxy statement for the Annual Meeting:

FOR	AGAINST / WITHHELD	ABSTENTIONS	BROKER NON-VOTES
15,721,793	359,427	346,108	15,047,954

5.	Approval, on an advisory basis, of the frequency of future advisory executive compensation votes:

1 YEAR	2 YEARS	3 YEARS	ABSTENTIONS	BROKER NON-VOTES
1,083,667	14,358,043	252,298	733,320	15,047,954

6.	Ratification of the appointment of Wolf & Company, P.C. as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2012:

FOR	AGAINST / WITHHELD	ABSTENTIONS	BROKER NON-VOTES
31,226,643	135,929	112,710	—

   In advance of the Annual Meeting, the Board of Directors recommended that advisory votes on executive compensation take place every two years, or biennially, as described in the Company’s proxy statement for the Annual Meeting.  At the Annual Meeting, the Board of Directors’ recommendation received overwhelming support from our stockholders.  In light of this vote, the Company’s Board of Directors has determined that the Company will include a stockholder advisory vote on the compensation of its named executive officers in its proxy materials every two years until the next required vote on the frequency of stockholder votes on the compensation of executives which, under Securities and Exchange Commission regulations, will occur no later than the Company’s 2018 Annual Meeting of Stockholders.

SIGNATURES

              Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ECHO THERAPEUTICS, INC.
Dated: June 22, 2012	By: /s/ Patrick T. Mooney
Patrick T. Mooney
President and Chief Executive Officer